UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2009

ADAMA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148910	98-0552470
(Commission File Number)	(IRS Employer Identification No.)

c/o Aviram Malik
76/7 Zalman Shazar Street.
Hod Hasharon, Israel 45350
(Address of Principal Executive Offices, Zip Code)

972-(72) 2121324
 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) is being filed by Adama Technologies Corporation to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on July 28, 2009 (the “Original 8-K”).  The sole purpose of Amendment No.1 is to file, in its entirety, a copy of Exhibit 10.6.  All other information in the Original 8-K remains unchanged and has not been updated for events occurring after the filing of the Original 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

Exhibits

10.6	Agreement dated July 22, 2009 by and between Adama Technologies Corp and each of Boaz Benrush and Oren Bar-nir Gayer.(filed herewith)
10.7	2009 Employee Stock Incentive Plan (filed as Exhibit 10.7 to the Original 8-K)
10.8	Service Agreement dated July 22, 2009, by and between Adama Technologies Corp. and Adama Technologies (Israel) Ltd. (filed as Exhibit 10.8 to the Original 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMA TECHNOLOGIES CORPORATION

By:	/s/ Aviram Malik
Name: Aviram Malik Title: President and Chief Executive Officer,

Date:  September 24, 2009